SIGNIFICANT ACCOUNTING POLICIES: Equipment policy (Policies)	12 Months Ended
Jan. 31, 2023
Policies
Equipment policy

Equipment

Equipment is recorded at cost. Cost includes expenditures that are directly attributable to the acquisition of the asset. This includes the purchase price, any other costs directly attributable to bringing the assets to a working condition for intended use and the costs of dismantling and removing the items and restoring the site on which they are located.

Where an item of equipment comprises significant parts with useful lives that are significantly different from that of the asset as a whole, the parts are accounted for as separate items of equipment and depreciated accordingly. An item of equipment is derecognized upon disposal, or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising from derecognizing an asset determined as the difference between the net disposal proceeds and the carrying amount of the asset, is recognized through profit or loss.

Equipment is depreciated over its estimated useful life. Interest incurred during construction of facilities is capitalized and depreciated over the life of the asset. Costs for normal repairs and maintenance that do not extend economic life or improve service potential are expensed as incurred. Costs of improvements that extend economic life or improve service potential are capitalized and depreciated over the estimated remaining useful life.

The Company commences recording depreciation when the assets are in a working condition ready for use. The Company’s equipment consists of trucks that are being used in the Company’s exploration programs, which are being depreciated using the diminishing balance method at 30%.